UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 10, 2008 (June 8, 2008)
Grey Wolf, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation)	1-8226 (Commission File Number)	74-2144774 (IRS Employer Identification No.)

10370 Richmond Ave., Suite 600 Houston, TX (Address of principal executive offices)	77042 (Zip Code)
(713) 435-6100
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items.
     On June 12, 2008, Grey Wolf, Inc. (“Grey Wolf”) responded to Precision Drilling Trust’s proposal dated June 8, 2008 to acquire Grey Wolf. A copy of the Grey Wolf response is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     Also on June 12, 2008, Grey Wolf issued a press release, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:
99.1	Grey Wolf, Inc. Response to Precision Drilling Trust dated June 11, 2008

99.2	Grey Wolf, Inc. Press Release dated June 12, 2008
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 12, 2008

GREY WOLF, INC.
/s/ David W. Wehlmann
David W. Wehlmann,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Grey Wolf, Inc. Response to Precision Drilling Trust dated June 11, 2008

99.2	Grey Wolf, Inc. Press Release dated June 12, 2008